SCHEDULE 14A
(Rule 14a - 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by registrant [x]
Filed by a party other than the registrant [   ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to 240.14a-12

                                  Benihana Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:

--------------------------------------------------------------------------------

2) Form, schedule or registration statement No.:

--------------------------------------------------------------------------------

3) Filing party:

--------------------------------------------------------------------------------

4) Date filed:

--------------------------------------------------------------------------------

                1 Set forth the amount on which the filing fee is
                  calculated and state how it was determined.

                                  BENIHANA INC.

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Time            10:00 a.m. on Tuesday, September 28, 2004

Place           Doral Golf Resort and Spa
                4400 N.W. 87th Avenue
                Miami, Florida 33178

Purpose         1.      (FOR THE HOLDERS OF OUR COMMON STOCK)
                        To elect two members of our Board of Directors for a three-year term.

                2. (FOR HOLDERS OF OUR CLASS A STOCK) To elect one member of our Board of Directors for a three-year term.

                3. (FOR ALL STOCKHOLDERS) To ratify the appointment of Deloitte & Touche LLP as our independent accountants.

Record Date     You can vote if you were a stockholder of record at the close of business on August 11, 2004.

Annual Report   A copy of our Annual Report to Stockholders for the fiscal year ended March 28, 2004 is enclosed.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to be present, kindly complete, date and sign the enclosed forms of WHITE proxy with respect to all shares of Common Stock and Class A Stock which you may own and mail them promptly in the enclosed return envelope to assure that your shares of Common Stock and Class A Stock are represented. This may save the expense of further proxy solicitation. If you own shares of both the Common Stock and Class A Stock, you will receive two proxies, each of which must be dated, signed and returned as described above. If you do attend the Annual Meeting, you may revoke your prior proxy and vote your shares in person if you wish.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL GEORGESON SHAREHOLDER COMMUNICATIONS INC. TOLL-FREE AT (866) 432-2791.


Dated:  September  3, 2004
                                            By Order of the Board of Directors

                                            Darwin C. Dornbush
                                            Secretary

                                  BENIHANA INC.
                           8685 NORTHWEST 53RD TERRACE
                              MIAMI, FLORIDA 33166


                                 PROXY STATEMENT

                                    CONTENTS
                                                                            PAGE

ANNUAL MEETING INFORMATION                                                   1
   Who is entitled to vote?                                                  1
   What am I voting on?                                                      1
   How does the Board of Directors
      recommend I vote on the proposals?                                     1
   How do I vote?                                                            1
   What is a quorum?                                                         2
   What vote is required to approve each item?                               2
   Who will count the vote?                                                  2
   What are the deadlines for shareholder
      proposals for next year's Annual Meeting?                              2
   Who pays the expenses of this Proxy Statement?                            2
   May brokers vote without instruction?                                     3

SECURITY OWNERSHIP OF CERTAIN
   BENEFICIAL OWNERS AND MANAGEMENT                                          3
   Common Stock                                                              4
   Class A Stock                                                             5
   Beneficial Ownership Reporting Compliance                                 7

ELECTION OF DIRECTORS                                                        7
   Corporate Governance                                                      10
   Committees; Meetings of the Board of Directors                            11
   Audit Committee Report                                                    14
   Compensation and Stock Option Committee Interlocks
      and Insider Participation                                              14
   Report on Executive Compensation by the
      Compensation and Stock Option Committee                                15
   Directors' Compensation                                                   16

EXECUTIVE COMPENSATION                                                       16
   Summary Compensation Table                                                16
   Stock Options                                                             18
   Options Granted in Fiscal 2004                                            18
   Aggregate Option Exercise in Fiscal 2004
      and Fiscal Year End Option Values                                      18
   Deferred Compensation Plans                                               19
   Incentive Plans                                                           19

PERFORMANCE GRAPH                                                            21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                               22

OTHER MATTERS                                                                22

RATIFICATION OF THE APPOINTMENT OF
      DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS                       23

ANNUAL REPORT                                                                24

FORM 10-K                                                                    24

EXHIBIT A - CHARTER OF THE AUDIT COMMITTEE                                   25

EXHIBIT B - INFORMATION CONCERNING PARTICIPANTS
      IN THE SOLICITATION OF PROXIES BY Benihana INC.                        31

                           ANNUAL MEETING INFORMATION

        Your proxies are solicited by the Board of Directors of Benihana Inc. for use at the Annual Meeting of Stockholders to be held at Doral Hotel & Country Club, 4400 N.W. 87th Avenue, Miami, Florida, 33178 at 10:00 a.m. on Tuesday, September 28, 2004 and at any adjournment or adjournments thereof for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and the forms of WHITE proxy are being mailed to stockholders on or about September 4, 2004.

WHO IS ENTITLED TO VOTE?

        Stockholders owning our Common Stock or Class A Stock on August 11, 2004 are entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting. Each holder of Common Stock has one vote per share, and each holder of Class A Stock has 1/10 of a vote per share, on all matters to be voted on, other than on the election of directors, on which the two classes vote separately. On August 11, 2004, there were 2,992,979 shares of Common Stock and 6,161,475 shares of our Class A Stock outstanding.

WHAT AM I VOTING ON?

        You will be asked to elect nominees to serve on the Board of Directors and to ratify the appointment of our independent accountants for the 2005 fiscal year. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the proxies will vote in accordance with their best judgment.

HOW DOES THE BOARD OF DIRECTORSRECOMMEND I VOTE ON THE PROPOSALS?

        The Board recommends a vote FOR each of the nominees, and FOR the appointment of Deloitte & Touche LLP as our independent certified public accountants for the 2005 fiscal year.

HOW DO I VOTE?

        Sign and date each WHITE proxy card you receive and return it in the prepaid envelope. If you sign your WHITE proxy, but do not mark your choices, your proxies will vote for the persons nominated by the Board for election as directors and in favor of ratifying the appointment of Deloitte & Touche LLP as independent certified public accountants for the 2005 fiscal year. You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Assistant Secretary, Benihana Inc. 8685 Northwest 53rd Terrace, Miami, Florida 33166, submit another properly signed WHITE proxy with a more recent date, or vote in person at the meeting.

WHAT IS A QUORUM?

        A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on all matters other than election of directors. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Delaware law. Broker non-votes will not affect the outcome of a vote on a particular matter.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        The director nominees will be elected by a plurality of the votes cast at the meeting by the class of stock voting for such director nominee. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes present at the meeting, in person or by proxy to be approved.

WHO WILL COUNT THE VOTE?

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is presented at the Annual Meeting.

WHAT ARE THE DEADLINES FOR SHAREHOLDERPROPOSALS FOR NEXT YEAR'S ANNUAL MEETING?

        Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by not later than March 15, 2005. If next year's annual meeting is held on a date more than 30 calendar days from September 28, 2004, a shareholder proposal must be received by a reasonable time before the Corporation begins to print and mail its proxy solicitation for such annual meeting. In addition, our By-Laws provide that no proposal may be properly raised at next year's Annual Meeting if we do not receive notice of the proposal at least 60 days before next year's meeting or, if later, less than 10 days before the date we publicly announce the date of the meeting or mail out the Proxy Statement for the meeting. All proposals and notifications should be addressed to the Assistant Secretary, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166.

WHO PAYS THE EXPENSES OF THIS PROXY STATEMENT?

We are paying all costs of soliciting proxies for the Annual Meeting, including the costs of preparing, printing and mailing this Notice of Meeting and Proxy Statement. Certain of our officers and regular employees may solicit the return of proxies by telephone, mail or personal interview without additional consideration. Exhibit B attached to this Proxy Statement sets forth certain information relating to the Corporation's directors, officers and other participants who will be soliciting proxy's on the Corporations behalf. As a result of the solicitation of proxies by Benihana of Tokyo, Inc., the Corporation's expenses related to its solicitation of proxies will exceed those normally spent for an annual meeting. Such additional costs, excluding the costs of litigation (if any), are expected to aggregate up to approximately $200,000.00, of which

$20,000.00 has been spent to date. The Corporation has engaged Georgeson Shareholder Communications Inc. ("Georgeson") to assist us in the distribution and solicitation of proxies. We have agreed to pay Georgeson a fee of up to $62,000, plus expenses for their services. Georgeson will employ approximately thirty people to solicit proxies from the Corporation stockholders. Benihana of Tokyo, Inc. has indicated in its preliminary proxy materials that it will seek to have the Corporation pay its expenses for the proxy fight it intends to start if its nominees are elected. Benihana of Tokyo, Inc. estimates these expenses at $150,000, which could be in addition to the Corporation's own expenses. Brokerage houses will be requested to forward these soliciting materials to beneficial owners and we will reimburse them for their expenses.

MAY BROKERS VOTE WITHOUT INSTRUCTION?

        Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. We believe that, in accordance with New York Stock Exchange rules applicable to such voting by brokers, brokers will not have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors to be voted on by the holders of the Common Stock. However, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors to be voted on by the holders of the Class A Stock and the ratification of the appointment of Deloitte & Touche LLP as our independent accountants. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following is information relating to the beneficial ownership of our Common Stock and Class A Stock by all persons we know who own beneficially more than 5% of our Common Stock or Class A Common Stock outstanding on August 11, 2004 and by all of our executive officers and directors. Except as otherwise noted, the named person owns directly and exercises sole voting power and investment discretion over the shares listed as beneficially owned.


                                                        COMMON STOCK


NAME (AND ADDRESS IF APPLICABLE) OF             POSITION WITH               AMOUNT AND NATURE OF          PERCENT
BENEFICIAL OWNERS, OFFICERS AND DIRECTORS      THE CORPORATION            BENEFICIAL OWNERSHIP(1)(6)      OF CLASS
-----------------------------------------      ---------------            --------------------------      --------

Benihana of Tokyo, Inc.(2)                     Stockholder                         1,535,668               43.6%
232 East 63rd Street
New York, New York 10021

BFC Financial Corporation(3)                   Stockholder                           526,315               15.0%
1750 East Sunrise Boulevard
Ft. Lauderdale, Florida 33304


Springhouse Capital, LP (4)                    Stockholder                           270,900                7.7%
520 Madison Avenue, 35th Floor
New York, New York

FMR Corp. (4)                                  Stockholder                           373,300               10.6%
82 Devonshire Street
Boston, MA 02109

Joel A. Schwartz                               President and                          38,333                1.1%
                                               Chief Executive
                                               Officer/Director

Taka Yoshimoto                                 Executive Vice                          8,000                   *
                                               President - Restaurant
                                               Operations/Director

John E. Abdo                                   Director                               20,000                   *

Norman Becker                                  Director                                2,500                   *

Michael R. Burris                              Senior Vice President -                24,087                   *
                                               Finance and Treasurer

Kevin Y. Aoki                                  Vice President -                 1,535,718(2)               43.6%
                                               Marketing/Director

Darwin C. Dornbush                             Secretary/Director               1,546,168(2)               43.8%

Kyle Aoki                                      Stockholder                      1,535,668(2)               43.6%

Grace Aoki                                     Stockholder                      1,535,668(2)               43.6%

All (11) directors and                                                             1,639,138               46.3%
Officers as a group

                                                              4


                                                           CLASS A STOCK


NAME (AND ADDRESS IF APPLICABLE) OF              POSITION WITH                   AMOUNT AND NATURE OF          PERCENT
                                   -                                                                 -
BENEFICIAL OWNERS, OFFICERS AND DIRECTORS        THE CORPORATION                 BENEFICIAL OWNERSHIP(7)       OF CLASS
-----------------------------------------        ---------------                 -----------------------       --------
Springhouse Capital, LP (4)                      Stockholder                               815,114               13.2%
520 Madison Avenue, 35th Floor
New York, New York 10022

Royce & Associates, LLC(4)                       Stockholder                               730,455               11.9%
1414 Avenue of the Americas
New York, New York 10019

FMR Corp. (4)                                    Stockholder                               562,225                9.1%
82 Devonshire Street
Boston, MA 02109

Dalton, Grierner, Hartman,                       Stockholder                               516,944                8.4%
Maher & Co. (4)
565 5th Avenue
New York, NY 10017

David M. Knott(4)                                Stockholder                               385,872                6.3%
485 Underhill Boulevard, Ste. 205
Syosset, New York 11791

Joel A. Schwartz                                 President and Chief                       408,249                6.2%
                                                 Executive Officer/Director

Taka Yoshimoto                                   Executive Vice                            225,450                3.5%
                                                 President- Restaurant
                                                 Operations/Director

Kevin Y. Aoki                                    Vice President -                           98,678                1.6%
                                                 Marketing/Director

Michael R. Burris(8)                             Senior Vice President -                   239,150                3.7%
                                                 Finance and Treasurer

Juan C. Garcia                                   Vice President - Controller               120,750                1.9%

John E. Abdo                                     Director                                   65,667                1.1%

Norman Becker                                    Director                                   69,367                1.1%

Darwin C. Dornbush                               Secretary/Director                         53,892                   *

Max Pine                                         Director                                   33,917                   *

Robert B. Sturges                                Director                                   11,667                   *

Yoshihiro Sano                                   Director                                   11,667                   *

All (11) directors and
Officers as a group                                                                      1,455,208               19.5%
* less than 1%

                                                                 5

NOTES

(1) Beneficial ownership in this table includes the following shares of Common Stock which may be purchased by exercise of presently exercisable options: Mr. Abdo - 7,500 shares; Mr. Becker - 2,500 shares; Mr. Dornbush - 10,500 shares; all officers and directors as a group - 20,500 shares. For purposes of the beneficial ownership and the percentage ownership of each person, the shares of common stock which BFC Financial Corporation would own upon conversion of the Convertible Preferred Stock of the Corporation are considered outstanding.

(2) All of the issued and outstanding capital stock of Benihana of Tokyo, Inc. (the "Benihana of Tokyo Stock") is owned by a trust of which Kevin Y. Aoki, Kyle Aoki, Kevin Aoki's brother, Grace Aoki, Kevin Aoki's sister, and Darwin C. Dornbush are the trustees. By reason of such positions, such individuals may be deemed to share beneficial ownership of the Benihana of Tokyo Stock and the shares of our stock owned by Benihana of Tokyo. Darwin C. Dornbush has indicated his intent to resign as trustee subject to the performance of an accounting.

(3) Represents Common Stock that BFC Financial Corporation would own if its Convertible Preferred Stock were converted. See "Certain Relationships and Related Transactions". Based solely upon reports on Schedule 13D filed by or on behalf of such person.

(4) Based solely upon reports on Schedule 13G filed by or on behalf of such persons.

(5) Includes 10 shares owned by Mr. Schwartz's son, as to which shares Mr. Schwartz disclaims beneficial interest.

(6) Shares of our Common Stock are convertible at any time into shares of our Class A Stock at the option of the holder. Therefore, each beneficial owner of our Common Stock may be deemed the beneficial owner of the same number of shares of our Class A Stock.

(7) Beneficial ownership on this table includes the following shares of Class A Stock which may be purchased by exercise of options which are presently exercisable or which will become exercisable within 60 days: Mr. Schwartz - 402,500 shares; Mr. Yoshimoto 195,500 shares; Mr. Aoki - 97,750 shares; Mr. Burris - 235,750 shares; Mr. Garcia - 120,750 shares; Mr. Abdo - 63,792 shares; Mr. Becker - 68,792 shares; Mr. Dornbush - 52,742 shares; Mr. Pine - 33,917 shares; Mr. Sturges - 11,667 shares; Mr. Sano - 11,667 shares; all officers and directors as a group - 1,294,827 shares.

(8) Includes 1,150 shares owned by Mr. Burris' wife, as to which shares Mr. Burris disclaims beneficial ownership.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Rules promulgated by the Securities and Exchange Commission govern the reporting of securities transactions by directors, executive officers and holders of 10% or more of our Common Stock or Class A Stock. Based solely upon its review of copies of reports filed with the SEC and received by us, we believe that our directors and executive officers have filed all required reports on a timely basis.


                              ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides that the Board of Directors be divided into three classes with the three-year term of office of one class expiring each year. The current directors have been elected or appointed to the classes set forth opposite their names below. The terms of office of Joel A. Schwartz, Kevin Y. Aoki and Yoshihiro Sano, Class III Directors, will expire at the Meeting. As a consequence, a majority of our Board is now composed of independent directors. Messrs Schwartz, Aoki and Sano are proposed to be re-elected as Class III Directors, and will each hold office for a three-year term, in each case until their respective successors shall have been duly elected and qualified.

        Our Certificate of Incorporation also provides that when the Board of Directors is divided into at least two classes, as is presently the case, the holders of the Class A Stock vote separately as a class to elect 25% (or the next higher whole number) of each class of the Board; PROVIDED, HOWEVER, that the number of directors so elected by the holders of the Class A Stock may not exceed 25% (or the next whole higher number) of the entire Board. Holders of the Class A Stock do not vote for the election of directors at any meeting of stockholders if the terms of office of directors so elected by such holders do not expire at such meeting. Holders of the Common Stock vote separately as a class for the remainder of each class of the Board. The Board of Directors currently consists of nine members, of which three members (more than 25% of the Board, rounded to the nearest whole director) are directors who have been elected by holders of the Class A Stock. Messrs. Max Pine, a Class I Director, John E. Abdo, a Class II Director and Yoshihiro Sano, a Class III Director currently serve as Class A Directors. Prior to the date of this Proxy Statement, Joel Schwartz was a Common Stock Director. The Board of Directors has nominated Messr. Schwartz to serve as a Class A Director and Messrs. Sano and Aoki to serve as Common Stock Directors. At the Meeting, only the holders of the Class A Stock, voting separately as a class, will vote on the election of Messr. Schwartz as a Class A Director, and only the holders of the Common Stock, voting separately as a class, will vote on the election of Messrs. Sano and Aoki as Directors.

        The Board of Directors has selected persons named as proxies in the enclosed form of WHITE proxy. It is intended that the shares represented by the proxies, unless authorization is withheld, shall be voted for the election as Directors of the nominees set forth in the following table, who have been designated by the Board of Directors and who are presently Directors of the Corporation. Each of the nominees has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected. Although it is not contemplated that such nominees will be unable to serve, should such a situation arise prior to the balloting at the Meeting, the persons named in the WHITE proxy will vote the shares represented by the WHITE proxy for any substitute nominee(s) designated by the current Board of Directors to fill the vacancy. Currently, substitute nominee(s) have not been selected by the Board of Directors.

The following are the nominees for director:

JOEL A. SCHWARTZ
DIRECTOR SINCE 1982
CLASS III DIRECTOR (TERM TO EXPIRE IN 2004), PRESIDENT AND CHIEF EXECUTIVE
  OFFICER
AGE 63

        Mr. Schwartz has been President and a Director of the Corporation and its predecessor since February 1983 and has served as Chief Executive Officer since May 1998.

KEVIN Y. AOKI
DIRECTOR SINCE 1998
CLASS III DIRECTOR (TERM TO EXPIRE IN 2004), VICE PRESIDENT-MARKETING
AGE 36

        Mr. Aoki has served as Vice President-Marketing and a Director of the Corporation since November 1998. From April 1996 to November 1998, he served as General Manager of Benihana of Tokyo, the originator of the Benihana concept and a principal shareholder of the Corporation (see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT"). From April 1993 through April 1996, Mr. Aoki served as Unit Manager for the Corporation's Chicago and Dallas restaurants and as Manager of Sales for the Corporation's New York region. Mr. Aoki is the son of Rocky H. Aoki, the founder of Benihana.

YOSHIHIRO SANO
DIRECTOR SINCE JUNE, 2003
CLASS III DIRECTOR (TERM TO EXPIRE IN 2004)
AGE 56

        Yoshihiro Sano is the founder and President since July 1988 of Pacific Alliance Group, an investment banking firm specializing in cross-border transactions. Mr. Sano is a consultant to the foodservice industry in both Japan and the United States. Mr. Sano is the publisher of the US Japan Food Industry Report, and the author of two books on cross-border transactions.

The following is information about our remaining Class I and Class II Directors, each of whom will continue in office, and our other executive officers:


TAKA YOSHIMOTO
DIRECTOR SINCE 1990
CLASS I DIRECTOR (TERM TO EXPIRE IN 2005), EXECUTIVE VICE PRESIDENT - OPERATIONS AGE 58

        Mr. Yoshimoto has served as Executive Vice President of the Corporation and its predecessor since September 1989 and as the Director of Operations from May 1986 until September 1989. Mr. Yoshimoto has served as a Director of the Corporation since May 1990.

JOHN E. ABDO
DIRECTOR SINCE 1990
CLASS II DIRECTOR (TERM TO EXPIRE IN 2006)
AGE 61

        Mr. Abdo has been principally employed as the Vice Chairman of BankAtlantic Bancorp, Inc. since June 1984 and Chairman of the Executive Committee of BankAtlantic since October 1985. He has been a director of BFC Financial Corporation since June 1987 and Vice Chairman of the Board of BFC Financial Corporation since July 1988. He is President of Levitt Corporation (f/k/a BankAtlantic Development Corporation), a wholly owned subsidiary of BankAtlantic Bancorp, Inc., since August 1984. He is President and Chief Executive Officer of Abdo Companies, Inc., a real estate development, construction and real estate brokerage firm, for more than five years. He has been Vice Chairman of the Board of Directors of Bluegreen Corporation since March 2002.

NORMAN BECKER
DIRECTOR SINCE 1997
CLASS II DIRECTOR (TERM TO EXPIRE IN 2006)
AGE 66

        Mr. Becker since April 1985 has been self-employed in the practice of public accounting. Prior thereto, Mr. Becker was a partner with Touche Ross & Co., the predecessor of Deloitte & Touche LLP for a period in excess of 10 years. In addition, Mr. Becker is an officer and director of Ram Ventures Holding Corp. and New Systems Inc. Mr. Becker is also a director of Bluegreen Corporation.

DARWIN C. DORNBUSH
DIRECTOR SINCE 1995
CLASS I DIRECTOR (TERM TO EXPIRE IN 2005), SECRETARY
AGE 74

        Mr. Dornbush is currently and has been since October 1964 a partner in the law firm of Dornbush Schaeffer Strongin & Weinstein, LLP. (formerly known as Dornbush Mensch Mandelstam & Schaeffer, LLP). He has served as the Secretary of the Corporation and its predecessor since September1983, and has been a Director since August 1995. He has served as Secretary and a Director of our principal stockholder, Benihana of Tokyo, since 1980. Mr. Dornbush is also a director of Cantel Medical Corp.

ROBERT B. STURGES
DIRECTOR SINCE JUNE, 2003
CLASS II DIRECTOR (TERM TO EXPIRE IN 2006)
AGE 57

        Robert B. Sturges has been a partner since April 2001 with Continental Hospitality Holdings, a hospitality company which provides development, technical and operational services to the hotel and resort industry. From March 1994 to April 2001, Mr. Sturges was Chief Operating Officer and a Director of Carnival Resort and Casino Inc. which developed, owned and managed resorts, hotels and casinos. Mr. Sturges is a partner of the Miami Heat Basketball Organization.

MAX PINE
DIRECTOR SINCE 2001
CLASS I DIRECTOR (TERM TO EXPIRE IN 2005)
AGE 70

        In April 2001 to present, after seven years (March 1994 to April 2001) with Patricof & Co. and BNY Capital Markets, Mr. Pine launched Aries Associates, to concentrate exclusively on advising restaurant industry CEOs, and doing due diligence projects for financial investors. Prior to March 1994, he was employed by Restaurant Associates Corp., a NYC-based diversified full-service restaurant company, for 25 years, and served as Chief Executive Officer from 1988 to 1994.

MICHAEL R. BURRIS
SENIOR VICE PRESIDENT - FINANCE AND TREASURER
AGE 55

        Mr. Burris has served as Senior Vice President - Finance and Chief Financial Officer of the Corporation since January 1999. He was appointed Vice President - Finance and Treasurer effective January 1995. Prior to his appointment with the Corporation, Mr. Burris was a partner with Deloitte & Touche LLP and was employed with Deloitte & Touche LLP from 1974 to 1995.

JUAN C. GARCIA
VICE PRESIDENT-CONTROLLER
AGE 40

        Mr. Garcia was appointed as Vice President-Controller effective July 1999. He served as Controller of the Corporation and its predecessor since July 1994. Previously, Mr. Garcia served as Assistant Controller. And other accounting positions with the Corporation since April 1982.

No director or executive officer of the Corporation has any family relationship to any other director or executive officer. No director has determined to resign from the Board of Directors in the event Benihana of Tokyo, Inc.'s nominee, Lewis Jaffe, is elected to the Board of Directors of the Corporation.

CORPORATE GOVERNANCE

        The Corporation seeks to follow best practices in corporate governance in a manner that is in the best interests of its business and stockholders. The Corporation's current corporate governance principles, including the Code of Business Conduct and Ethics are available under Investor Relations on its website at www.benihana.com. The Corporation is in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"). The Corporation will continue to modify its policies and practices to meet ongoing developments in this area. Aspects of the Corporation's corporate governance principles are discussed throughout this Proxy Statement.

COMMITTEES; MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors of the Corporation held six meetings during the fiscal year ended March 28, 2004 and no director attended fewer than 75% of the aggregate of such meetings and the number of meetings of each Committee of which he is a member.

        The Board of Directors has determined that each of the following directors is independent within the meaning of the current NASD definition of "independent director" and the NASD definition (Rule 4200(a)(15)) that will become applicable to the Corporation on the date of the Annual Meeting: John E. Abdo, Norman Becker, Robert B. Sturges, Yoshihiro Sano and Max Pine. None of the independent directors receives compensation from the Corporation other than directors' fees and non-discretionary grants under the Corporation's stock option plans for service on the Board or its Committees.

        The Board of Directors has approved a policy for stockholder communications whereby stockholders may contact the Board of Directors or any Committee or individual director through a link under Investor Relations on the Corporation's website at www.benihana.com. The link will direct the stockholder to an outside company or an employee of the Corporation who will be responsible for processing the correspondence. The outside company or Corporation employee will forward appropriate stockholder communications to the Corporation's Audit Committee which will then distribute the correspondence to the appropriate directors. Currently, this mechanism is not available, however, the Corporation is working to have this mechanism in place by October 30, 2004. Stockholders are also welcome to communicate directly with the Board of Directors at its Annual Meeting of Stockholders. As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting of Stockholders. All members of the Board of Directors attended the Corporation's 2003 Annual Meeting of Stockholders held on August 21, 2003.

        The Board of Directors has six standing committees: the Audit Committee, the Compensation and Stock Option Committee, the Nominating Committee, the Corporate Governance Committee, the Executive Committee and the Litigation Committee. All of the members of the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee are independent directors (as independence is defined in Rule 4200(a) (15) under the NASD listing standards). Each of the Nominating Committee, the Compensation and Stock Option Committee and the Audit Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Corporation. The Board-approved charters of the Audit Committee, the Compensation and Stock Option Committee, the Nominating Committee, the Corporate Governance Committee and the Executive Committee are available on the Corporation's website under Investor Relations at www.benihana.com.

AUDIT COMMITTEE. For the fiscal year ended March 28, 2004, the Audit Committee consisted of Norman Becker (the Chairman), John E. Abdo, Max Pine and Robert B. Sturges, all of who have been determined by the Board of Directors to be independent (as independence is defined in Rule 4200(a)(15) under the NASD listing standards). As a result of the BFC Transaction (as defined under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS), Mr. Abdo and BFC Financial Corporation, of which Mr. Abdo is a director and Vice Chairman of its board of directors, are each deemed to be an affiliate of the Corporation. Such affiliation will preclude Mr. Abdo's continued service as a member of the Corporation's Audit Committee. Mr. Abdo will resign from service as a member of the Audit Committee prior to the Annual Meeting. The Corporation has no present intention of replacing Mr. Abdo as a member of the Audit Committee. In May 2004, the Board of Directors adopted the revised Audit Committee Charter, a copy of which is attached hereto as Exhibit A. The Board has determined that Norman Becker qualifies as an "audit committee financial expert" as defined by
Item 401(h)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.

        The Audit Committee's primary responsibilities are to: (i) oversee the Corporation's financial reporting principles and policies and internal control systems, including review of the Corporation's quarterly and annual financial statements, (ii) review and monitor the performance and independence of the Corporation's independent auditors and the performance of the internal auditing department, (iii) provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board of Directors and (iv) appoint (subject to shareholder ratification), evaluate, compensate and where appropriate, terminate and replace the Corporation's independent auditors. The audit committee held four meetings during the fiscal year ended March 28, 2004.

COMPENSATION AND STOCK OPTION COMMITTEE. The Corporation has a Compensation and Stock Option Committee composed of John E. Abdo (the Chairman), Robert B. Sturges and Yoshihiro Sano. The Compensation and Stock Option Committee Charter provides that the Committee is responsible for (i) discharging the Board of Director's responsibilities relating to compensation of the Corporation's executives, (ii) the administration of the Corporation's equity-based compensation plans and (iii) producing an annual report on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. During the fiscal year ended March 28, 2004, the Compensation and Stock Option Committee met from time to time to make recommendations concerning salary and bonus for the Corporation's executive officers for the 2004 year and to make recommendations as to the grant of stock options to such executive officers.

NOMINATING COMMITTEE. The Nominating Committee is composed of John E. Abdo, Norman Becker and Max Pine. The Committee's responsibilities include (i) identifying individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors and recommending that the Board of Directors select the director nominees for the next annual meeting of shareholders and (ii) overseeing evaluation of the Board of Directors. The Nominating Committee was formed in May 2004 and accordingly no meetings were held during fiscal 2004.

        The Nominating Committee reviews, following the end of the end of the Corporation's fiscal year, the composition of the Corporation's Board of Directors and the ability of its current members to continue effectively as directors for the upcoming fiscal year. In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating Committee thinks it in the best interests of the Corporation to nominate a new individual for director in connection with an annual meeting of stockholders, or if a vacancy on the Board occurs between annual stockholders meetings, the Nominating Committee will seek out potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Corporation and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidate will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate whether a prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a vacancy on the Board, or presented for the approval of the stockholders, as appropriate. Although the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee believes that the process it utilizes to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Corporation's purposes. The Board of Directors does not believe that it is necessary for the Corporation to have a policy regarding the consideration of candidates recommended by stockholders as any interested person may make such recommendations and all recommended candidates will be considered using the criteria set forth in the Corporation's guidelines. The Nominating Committee will consider written proposals from stockholders for nominees for director for the Corporation's 2005 Annual Meeting of Stockholders. Any such nominations should be submitted to the Nominating Committee c/o Assistant Secretary of the Corporation and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a directors if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Corporation's Common Stock and Class A Stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and must be submitted in the time frame described in the By-Laws of the Corporation and under the caption, "Annual Meeting Information- What are the deadlines for shareholder proposals for next year's Annual Meeting" above.

        The Nominating Committee will consider, among other factors, the following to evaluate Committee and stockholder recommended nominees: the Board of Directors current composition, including expertise, diversity, balance of management and non-management directors, independence and other qualifications required or recommended by applicable laws, rules and regulations , including seeking to insure that at least a majority of the directors are independent under the NASD Rules and that members of the Corporation's Audit Committee meet the financial literacy and sophistication requirements under NASD Rules, and Corporation policies or procedures and the general qualifications of potential nominees, including, but not limited to personal integrity; loyalty to the Corporation and concern for its success and welfare; experience at strategy/policy setting level; high-level leadership experience in business or administrative activity; breadth of knowledge about issues affecting the Corporation; an ability to work effectively with others; sufficient time to devote to the Corporation; freedom from conflicts of interest.

CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee is composed of Darwin C. Dornbush, Max Pine and Yoshihiro Sano. The Committee's responsibilities include (i) preparing, reviewing and recommending to the Board of Directors the corporate governance guidelines applicable to the Corporation and (ii) advising the Board of Directors on matters of organizational and governance structure of the Corporation. The Corporate Governance Committee was formed during May 2004 and accordingly no meetings were held during fiscal 2004.

EXECUTIVE COMMITTEE. The Executive Committee is composed of Joel A. Schwartz, John E. Abdo and Darwin C. Dornbush. The Committee's responsibilities include taking all actions the Board of Directors could take under Delaware law and the Certificate of Incorporation and By-Laws of the Corporation except certain actions enumerated in the Executive Committee Charter. The Executive Committee met from time to time during the fiscal year ended March 28, 2004.

LITIGATION COMMITTEE. The Litigation Committee is composed of Max Pine, Taka Yoshimoto, Darwin C. Dornbush and Robert B. Sturges. The Committee's only responsibility is to advise to the Board of Directors on matters dealing with the litigation with Benihana of Tokyo, Inc. The Litigation Committee was formed in July 2004 and accordingly no meetings were held during fiscal 2004.

AUDIT COMMITTEE REPORT

        For fiscal year ended March 28, 2004, the Audit Committee consisted of Norman Becker (the Chairman), John E. Abdo, Max Pine and Robert Sturges, all of who have been determined by the Board to be independent (as independence is defined in Rule 4200(a)(15) under the NASD listing standards). As a result of the BFC Transaction (as defined under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS), Mr. Abdo and BFC Financial Corporation, of which Mr. Abdo is a director and Vice Chairman of its board of directors, are each deemed to be an affiliate of the Corporation. Such affiliation will preclude Mr. Abdo's continued service as a member of the Corporation's Audit Committee. Mr. Abdo will resign from service as a member of the Audit Committee prior to the Annual Meeting. The Corporation has no present intention of replacing Mr. Abdo as a member of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Exhibit A.

        The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of our independent auditors. Management is responsible for our internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those consolidated financial statements. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and Deloitte & Touche LLP, the independent accounting firm for the Corporation. Management represented that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Committee reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Committee discussed with Deloitte & Touche LLP matters required to be discussed by Statement of Auditing Standards No. 61 ("Communication with Audit Committees"). Deloitte & Touche LLP also provided the Committee with the written disclosures required by Independence Standards Board Independence Standard No. 1 ("Independence Discussions with Audit Committees"), and the Committee discussed with Deloitte & Touche LLP that firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, which recommendation has been adopted by the Board of Directors, that the audited financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended March 28, 2004 for filing with the Securities and Exchange Commission.

                                             THE AUDIT COMMITTEE
                                             Norman Becker, Chairman
                                             John E. Abdo
                                             Max Pine
                                             Robert B. Sturges

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Compensation and Stock Option Committee served as an officer or employee of the Corporation or had any relationship with the Corporation requiring disclosure under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," except for Darwin C. Dornbush, who serves as our Secretary and John E. Abdo, who serves as our director.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION AND STOCK OPTION COMMITTEE

        COMPENSATION POLICY. The Compensation and Stock Option Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses. The Committee is responsible for administering our Employee Stock Option Plans. The Compensation and Stock Option Committee consists of John E. Abdo, Robert B. Sturges and Yoshihiro Sano, each of whom is a non-employee member of the Board of Directors.

        The policy of the Compensation and Stock Option Committee is to recommend compensation for the Chief Executive Officer and other executive officers, reflecting the contribution of such executives to our growth in sales and earnings, and the implementation of our strategic plans for growth. In addition, in order to assure our ability to attract and retain managerial talent, an attempt is made to keep compensation competitive with compensation offered by other restaurant companies of comparable quality, size and performance.

        Long-term incentive compensation policy consists of the award of stock options under our stock option plans, which serve to identify and reward executive performance with increases in value for stockholders and bonuses under our Administrative Incentive Compensation Plan.

        PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION. Executive compensation for the fiscal year ended March 28, 2004 consisted of base salary and bonus. The Compensation and Stock Option Committee met from time to time during such fiscal year. All salary compensation paid to the Chief Executive Officer and to our other executive officers during the fiscal year ended March 28, 2004 was in accordance with the terms of written employment agreements with such officers.

        In addition, certain of the executive officers received awards during the fiscal year ended March 28, 2004 under our Administrative Incentive Compensation Plan. Under this plan, the aggregate amount available for awards to all executive officers is determined by a formula based on the amount by which return on stockholder's equity exceeds preset targets; allocation of this amount among the Chief Executive Officer and the other executive officers is made by the Compensation and Stock Option Committee (in the case of the Chief Executive Officer) and by the Chief Executive Officer (in the cases of the other executive officers) based upon the level of management responsibility of the various executive officers and the relative contributions of each to the long-term success and increase in profitability. Each of these factors was equally considered.

        Under the terms of this plan the Compensation and Stock Option Committee reserves the discretion to award bonuses notwithstanding the failure of the Corporation to achieve the preset target.

                                  COMPENSATION AND STOCK OPTION COMMITTEE
                                  John E. Abdo, Chairman
                                  Robert B. Sturges
                                  Yoshihiro Sano


DIRECTORS' COMPENSATION

        Non-employee directors receive directors' fees of $12,000 a year plus $1,000 for each meeting attended and also for each committee meeting attended. All directors are reimbursed for expenses incurred on behalf of the Corporation.

        In addition, each director who is not an employee participates in the existing 2003 Directors' Stock Option Plan. Under this plan options to purchase 10,000 shares of Class A Stock are automatically granted annually to such non-employee director on the date of our Annual Meeting of Stockholders. Previous to the 2003 Directors' Stock Option Plan, the Corporation had a Directors' Stock Option Plan, (Directors' Plan) and a Directors' Class A Stock Option Plan (Directors' Class A Plan). Under the Directors' Plan 2,500 shares of Common Stock were granted in each year from 1994 thru 1997, and options to purchase 10,000 shares of Class A Stock were granted in 1998 thru 20021 under the Directors' Class A Plan. Each option granted under the Director's Plan from 1994 through 1997 has an exercise price equal to the fair market value of the Common Stock on the date of grant; each option granted in 1998 and thereafter has an exercise price equal to the fair market value of the Class A Stock on the date of grant. Each option granted under the Directors' Plan and the Directors' Class A Plan is for a term of 10 years and becomes exercisable as to one-third of the number of shares covered thereby on the date of grant, one-third on each of the first two anniversaries of the date of grant. Options granted under the 2003 Directors' Plan are exercisable ratably as to one-third of the shares on the date which is six months after the date of grant, one-third of the shares on the first anniversary of the grant of such option and as to the balance of such shares on the second anniversary of grant of such option. The 2003 Directors' Stock Option Plan authorizes the grant of options to purchase 300,000 shares of Class A Common Stock. The Directors' Plan authorizes the grant of options to purchase an aggregate of 35,000 shares of Common Stock and the Directors' Class A Plan authorizes the grant of options to purchase 200,000 shares2 of Class A Stock. As of March 28, 2004, options to purchase an aggregate of 35,000 shares2 Common Stock, have been granted under the Directors' Plan and options to purchase an aggregate of 220,625 and 300,000 shares of Class A Stock have been granted under the Directors' Class A Plan and the 2003 Directors' Stock Option Plan, respectively.

-------------------------
1 Options granted prior to August, 2002 received a 15% stock dividend payable in options to purchase.
2 Adjusted to reflect the 15% stock dividend effective August 12, 2002.

                             EXECUTIVE COMPENSATION

        The following table sets forth, for the fiscal years ended March 28, 2004, March 30, 2003 and March 31, 2002, compensation paid to the Chief Executive Officer and to the other executive officers who received more than $100,000 in salary and bonus during fiscal year 2004, including salary, bonuses, stock options and certain other compensation:

                                SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION      LONG-TERM COMPENSATION(1)

NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS(2)           OPTIONS
---------------------------        ----     ------     -------            -------
                                              $           $                  #
Joel A. Schwartz, President        2004    339,195      57,334               -
And Chief Executive                2003    323,077      78,000            57,500
Officer(3)                         2002    317,308     114,000            51,750

Taka Yoshimoto, Executive          2004    186,135      39,334               -
Vice President (4)                 2003    180,624      49,000            46,000
                                   2002    174,519      61,000            40,250

Michael R. Burris, Senior          2004    156,765      36,000               -
Vice President - Finance           2003    153,740      45,333            40,250
And Treasurer(5)                   2002    151,471      58,667            34,500

Kevin Y. Aoki, Vice                2004    137,554      28,666               -
President - Marketing (6)          2003    131,923      34,000            34,500
                                   2002    129,567      42,000            23,000

Juan C. Garcia, Vice               2004    116,503      28,666               -
President - Controller (7)         2003    111,058      36,667            34,500
                                   2002    111,058      34,333            28,750

(1) Consists of Employee Stock Option grants for Class A Stock described in this Proxy Statement. We do not award stock appreciation rights or restricted stock awards. All option amounts are adjusted to reflect the 15% Stock Dividend effective August 12, 2002.

(2) Consists of payouts under our Administrative Incentive Compensation Plan. For each of these individuals, each year's payout equals one third of his award, if any, under this plan for each of the three preceding fiscal years.

(3) Joel A. Schwartz, President and Chief Executive Officer, is employed on a full-time basis at an annual salary of $300,000, pursuant to the terms of an employment agreement entered into effective April 1, 2001 and amended on May 27, 2004. The agreement expires March 31, 2009. The agreement provides for annual salary increases based on cost-of-living adjustments and bonuses and additional salary increases as may be determined by the Board from time to time. The agreement provides that Mr. Schwartz may resign following a change of control and receive a severance payment which could be equal to his salary over the unexpired term of the agreement and five additional years. The agreement also provides for additional severance payments which could equal five year's salary if Mr. Schwartz' employment terminates for failure to renew his agreement. Mr. Schwartz is prohibited from competing with the Corporation for a period of one year after any termination of his employment.

(4) Pursuant to the terms of an Employment Agreement entered into as of April 1, 2001. Mr. Yoshimoto, Executive Vice President-Restaurant Operations, is employed at an annual salary of $165,000. The agreement expires March 31, 2006. The agreement provides for annual salary increases based on cost of living adjustments, and bonuses and additional salary increases as may be determined by the Board from time to time, and that Mr. Yoshimoto may resign following a change of control and receive a severance payment equal to his salary over the unexpired term of the agreement. Mr. Yoshimoto is prohibited from competing with the Corporation for a period of one year following certain terminations of employment.

(5) Pursuant to the terms of an Employment Agreement entered into as of September 1, 2003, Mr. Burris, Senior Vice President - Finance and Treasurer and Chief Financial Officer, is employed at an annual salary of $157,500. The agreement expires August 31, 2006. Mr. Burris is prohibited from competing with the Corporation for a period of one year following certain terminations of employment.

(6) Pursuant to the terms of an Employment Agreement entered into as of September 1, 2003. Mr. Aoki, Vice President of Marketing, is employed at an annual salary of $132,500. The agreement expires August 31, 2006. Mr. Aoki is prohibited from competing with the Corporation for a period of one year following certain terminations of employment.

(7) Pursuant to the terms of an Employment Agreement entered into as of September 1, 2003. Mr. Garcia, Vice President and Controller, is employed at an annual salary of $115,000. The agreement expires August 31, 2006. Mr. Garcia is prohibited from competing with the Corporation for a period of one year following certain terminations of employment.

                                  STOCK OPTIONS

        We maintain employee stock option plans adopted in 1996, 1997 and 2000 and various directors stock option plan. The employee plans make available for stock option grants a total of 500,000 shares of Common Stock and 2,742,515 shares(1) of Class A Stock. Of these amounts, we have granted options to purchase 10,000 shares of Common Stock and 1,701,007 shares(1) of Class A Stock; options to purchase 490,000 shares of Common Stock and 1,041,508 shares of Class A Stock are available for future grants. In addition, as of March 28, 2004, options to purchase 17,500 shares of Common Stock and 2,625 shares (1) of Class A Stock were outstanding under employee stock option plans which have expired.

        The purpose of the employee plans and the directors' plan is to enable us to attract, retain and motivate key employees and directors by providing them an equity participation. The employee plans provide for incentive stock options (ISO's) under Section 422A of the Internal Revenue Code of 1986, as amended, and for options which are not ISO's. Options granted under the employee plans may not have terms exceeding ten years, and, in the case of the options which are ISO's, may not provide for an option exercise price of less than 100% of the fair market value of our Common Stock or Class A Stock on the day of the grant (110% of such fair market value in the case of optionees holding 10% or more of the combined voting rights of our securities).

-----------------------------
(1) Adjusted to reflect the 15% Stock Dividend effective August 12, 2002.

OPTIONS GRANTED IN FISCAL 2004

No options were granted in fiscal 2004 with respect to the individuals set forth in the Summary Compensation Table.

AGGREGATE OPTION EXERCISE IN FISCAL 2004AND FISCAL YEAR END OPTION VALUES

        The following information is furnished for the fiscal year ended March 28, 2004 for stock option exercises during such fiscal year and the value realized upon exercise by the individuals set forth in the Summary Compensation Table during the fiscal year ended March 28, 2004 and the value of outstanding options held by such executive officers as of March 28, 2004.

                                                               NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN THE
                                                                OPTIONS AT 03/28/04         MONEY OPTIONS AT 03/28/04
                                                           ------------------------------ ------------------------------
         NAME            SHARES ACQUIRED        VALUE       EXERCISABLE        NON-        EXERCISABLE   NON-EXERCISABLE
                           ON EXERCISE        REALIZED                     EXERCISABLE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCK:                 #                 $              #              #               $              $
Joel A. Schwartz              7,500              78,449             -0-            -0-            -0-             -0-
Michael R. Burris            20,000             144,574             -0-            -0-            -0-             -0-

CLASS A STOCK:
Joel A. Schwartz              1,125              11,749        402,500             -0-      2,363,088             -0-
Taka Yoshimoto                  -0-                 -0-        195,500             -0-        962,720             -0-
Michael R. Burris             3,750              22,174        235,750             -0-      1,458,443             -0-
Kevin Y.                        -0-                 -0-         97,750             -0-        439,773             -0-
Aoki
Juan C. Garcia                  -0-                 -0-        120,750             -0-        551,893             -0-

                           DEFERRED COMPENSATION PLANS

        We have a deferred compensation plan under which certain key employees may elect to defer up to 20% of their salary and up to 100% of their bonus until retirement or termination of employment. Employees may select from various investment options for their account. Investment earnings are credited to their accounts.

                                 INCENTIVE PLANS

        RESTAURANT INCENTIVE PLAN. We maintain an incentive bonus program under which certain of our administrative and restaurant employees, based on their performance, may be eligible for cash awards.

        Under the restaurant incentive program, the awards are divided among restaurant management personnel and chefs who have been determined to have contributed significantly to our operating goals. In addition, incentive bonuses of small numbers of shares of Class A Stock are also given to selected restaurant employees.

        ADMINISTRATIVE INCENTIVE COMPENSATION PLAN. Under the Administrative Incentive Compensation Plan, awards are allocated to headquarters employees, including executive officers, if we exceed annual targeted returns on equity as determined by the Compensation and Stock Option Committee. The purpose of the plan is to align the interests of management and our stockholders by providing incentives, which are directly related to identified operating objectives, to our officers and administrative employees upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. Awards are made by the Compensation and Stock Option Committee of the Board of Directors and the senior management out of a bonus pool which is a predetermined percentage of the amount by which our Net Income After Taxes exceeds the amount required for the annual targeted return on equity for such year. Pursuant to the Plan, the Compensation and Stock Option Committee retains the discretion to award bonuses notwithstanding the failure of the Corporation to achieve preset target for a fiscal year; in fiscal 2004, 2003 and 2002 the Corporation exercised such discretion in awarding bonuses. For awards in excess of $1,000, one-third of the amount awarded is paid immediately to the employee and the remaining two-thirds is payable ratably over the succeeding two years. Amounts allocated under the plan may be taken in cash or deferred in a non-qualified deferred compensation plan. Participants also have the option of electing to take awards in our Class A Stock valued at a price equal to 85% of its average closing price for the period immediately preceding the making of the award. The amount of award for any individual is capped at 50% of the employee's eligible salary, which is defined as the amount of ordinary salary less 40% of the FICA salary base.

        For the purposes of this plan, the return on equity is computed by dividing after tax income (computed before allocations to the Incentive Compensation Plan) by the amount of stockholders' equity as of the beginning of the year. The target rate of return on equity, which is approved annually by the Compensation and Stock Option Committee was 15% for the fiscal year ended March 28, 2004, which rate represented a Net Income After Tax of $12,845,000. During fiscal year 2003, amounts were paid with respect to performance awards granted in 2003 and 2002. For the fiscal year ended March 28, 2004, $125,000 was accrued under the plan for payment of bonuses to employees, including executive officers.

                                PERFORMANCE GRAPH

        Comparison of five-year cumulative total return among Benihana Inc., the NASDAQ stock market-US index and the SIC Code Index.

                               FISCAL YEAR ENDING


COMPANY                                      1999       2000       2001      2002       2003       2004
                                             ----       ----       ----      ----       ----       ----
Benihana Inc.                               100.00     111.54     92.31     155.58      90.89    148.10
SIC Code Index                              100.00      78.77     70.17      88.33      62.29     99.72
NASDAQ Market Index - U.S. 100.00           100.00     192.23     79.28      78.07      56.61     87.25

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Benihana of Tokyo owns shares representing approximately 43.6% of the votes represented by our Common Stock, which class elects 75% of the directors and, therefore, Benihana of Tokyo is able as a practical matter to control the Corporation through the election of a majority of its directors.

        A trust of which Kevin Y. Aoki, Vice President-Marketing and a Director of the Corporation, Grace Aoki, Kevin Y. Aoki's sister, Kyle Aoki, Kevin Y. Aoki's brother and Darwin C. Dornbush, the Secretary and Director of the Corporation, are the trustees, is the owner of the Benihana of Tokyo Stock. Darwin C. Dornbush has given his intent to resign as trustee subject to the performance of an accounting.

        Benihana of Tokyo owns a Benihana restaurant in Honolulu, Hawaii (the "Honolulu Restaurant") and all rights to the Benihana name and trade names, service marks and proprietary systems outside the territory served by the Corporation which consists of the United States (except for rights related to the State of Hawaii) and Central and South America and the islands of the Caribbean Sea. We also granted to Benihana of Tokyo a perpetual license to operate the Honolulu Restaurant and an exclusive license to own and operate Benihana restaurants in Hawaii. This license is royalty free with respect to any Hawaiian restaurant beneficially owned by Rocky H. Aoki. We have a right of first refusal to purchase any Hawaiian restaurant or any joint venture or sublicensing thereof proposed to be made by Benihana of Tokyo with an unaffiliated third party; and, in the event any Hawaiian restaurant is sold, sublicensed or transferred to a third party not affiliated with Rocky H. Aoki, we will be entitled to receive royalties from such restaurant equal to 6% of gross revenues.

        Darwin C. Dornbush, our Secretary and a Director, is a partner in Dornbush Schaeffer Strongin & Weinstein, LLP, formerly known as Dornbush Mensch Mandelstam & Schaeffer, LLP, a law firm. In the fiscal year ended March 28, 2004, we paid approximately $657,000 in legal fees and expenses to Dornbush Schaeffer Strongin & Weinstein, LLP.

        Mr. Rocky H. Aoki, the founder of Benihana and the father of Kevin Y. Aoki, resigned as Chairman and Chief Executive Officer in 1998. Under the terms of a Consulting Agreement, Mr. Aoki continues to provide consulting services to the Corporation. He is paid $600,000 a year for these services subject to cost of living adjustments. This agreement will expire in 2006.

        John E. Abdo, our director, is a director and Vice Chairman of the Board of BFC Financial Corporation. On July 1, 2004, the Corporation completed the funding of the first tranche of its previously announced sale of $20,000,000 aggregate principal amount of Convertible Preferred Stock to BFC Financial Corporation in a private placement (the "BFC Transaction"). The Corporation issued $10,000,000 in principal amount of the Convertible Preferred Stock at the closing and will issue the balance of the Convertible Preferred Stock from time to time during the two year period commencing on the first anniversary of the closing. Subsequent closings are subject to customary closing conditions.

                                  OTHER MATTERS

        On July 2, 2004, Benihana of Tokyo, Inc. ("BOT"), which owns Common Stock of the Corporation representing approximately 43.6% of the voting power entitled to vote at the Annual Meeting on the election of the Common Stock Directors, commenced a lawsuit in the Court of Chancery of the State of Delaware against the Corporation, members of the

Corporation's Board of Directors and BFC Financial Corporation. The action, which purports to be brought both individually and derivatively on behalf of the Corporation, seeks temporary and permanent injunctive relief, and unspecified monetary damages and recovery of costs and expenses, in connection with the recent closing of the BFC Transaction described in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". In connection with this action, BOT stated in a motion made to the Court of Chancery of the State of Delaware, that BOT will propose candidates to replace Messrs. Schwartz and Sano as directors and will seek to retain Kevin Aoki as a director. BOT has nominated Kevin Aoki and Lewis Jaffe for the election at the Annual Meeting to serve as Common Stock Directors and intends to solicit proxies in connection with their nominations.


                       RATIFICATION OF THE APPOINTMENT OF
                DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

        The firm of Deloitte & Touche LLP, or its predecessor Touche Ross & Co., has audited the financial statements of the Corporation and its predecessor since its formation in 1982 and the Board of Directors desires to continue the services of that firm for the current fiscal year ending March 27, 2005 and expects to continue to do so in the future.

        The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Corporation's annual financial statements included in the Corporation's Annual Report on Form 10-K and review of financial statements included in the Corporation's quarterly reports on Form 10-Q for fiscal 2003 and 2004, and fees billed for other services rendered by Deloitte & Touche LLP.

                                            2003             2004
                                            ----             ----
Audit Fees (1)                            $124,962         $162,650
Audit Related Fees (2)(3)                 $  8,450         $  6,300
Tax Fees (3)(4)                           $ 18,321         $121,599
All Other Fees                            $    -0-         $    -0-

(1) The fees consisted of the audit of the Corporation's Consolidated Financial Statements included in the Corporation's Annual Report on Form 10-K and reviews of its interim financial statements included in the Corporation's quarterly reports on Form 10-Q.

(2) The audit related fees consisted of services incurred for a registration statement and audit fees of our Employee Benefit Plan.

(3) The Audit Committee has determined that the provisions of all non-audit services performed for the Corporation by Deloitte & Touche LLP is compatible with maintaining that firm's independence.

(4)     Tax fees consisted primarily of tax advisory services.

        The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Corporation's independent auditor is permitted to perform for the Corporation under applicable federal securities regulations. While it is the general policy of the Audit Committee to make such determinations at full Audit Committee Meetings, the Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee, provided that all such decisions are presented to the full Audit Committee at its next regularly scheduled meeting.

        The affirmative vote of a majority of the votes present, in person or by proxy at the Meeting is required to ratify such appointment. This vote is not required by our Certificate of Incorporation or By-Laws. However, the Board of Directors will appoint other independent public accountants if the appointment of Deloitte & Touche LLP is not approved by a majority of the votes of the shares represented and voting thereon at the Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she wishes and will be available to respond to appropriate questions.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
              IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP

                                  ANNUAL REPORT

          Our 2004 Annual Report is enclosed with this Proxy Statement.

                                    FORM 10-K

        WE WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER, UPON WRITTEN REQUEST DIRECTED TO JUAN C. GARCIA, ASSISTANT SECRETARY, AT 8685 NORTHWEST 53RD TERRACE, MIAMI, FLORIDA 33166, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FOR THE FISCAL YEAR ENDED MARCH 28, 2004.

Date:  September 3, 2004
     ---------------------
Order of the Board of Directors

/s/ Darwin C. Dornbush
----------------------
By: Darwin C. Dornbush, Secretary

                                                                       EXHIBIT A

                                  BENIHANA INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          (Revised as of May 20, 2004)

I.      PURPOSE

The primary functions of the Audit Committee is to represent the Board of Directors (the Board) in fulfilling its oversight responsibilities by:

        1. Reviewing the financial reports and other financial and related information released by the Corporation to the public, or in certain circumstances governmental bodies;

        2. Reviewing the Corporation's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established;

        3. Reviewing the Corporation's accounting and financial reporting processes;

        4. Reviewing and appraising with management the performance of the Corporation's independent auditors, including the audit of the Corporation's financial statements;

        5. Monitoring the independence of the Corporation's independent auditors;

        6. Providing an open avenue of communication between the independent auditors, management and the Board of Directors; and

        7.      Receiving and investigating notices of financial improprieties.

The Audit Committee's role is one of oversight. The Corporation's management is responsible for the preparation of the Corporation's financial statements, for maintaining appropriate systems for accounting and internal controls, and for monitoring compliance with the Corporation's policies and rules regarding business conduct. The Corporation's independent auditors are responsible for planning and conducting proper audits and reviews of the Corporation's financial statements. Ensuring that the Corporation's financial statements comply with generally accepted accounting principles is the joint responsibility of the Corporation's management and the independent auditors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Corporation shall provide funding for the ordinary administrative expenses of the Audit Committee.

II.     COMPOSITION

The Audit Committee members shall meet the requirements of NASDAQ and the Sarbanes-Oxley Act of 2002 (the S-O Act). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. An Audit Committee member may not be an affiliated person of the Corporation or any of its subsidiaries.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Corporation's financial statements. At least one member of the Audit Committee shall, in the judgment of the Board, have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication (as required by applicable listing standards), including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected or reappointed by the Board annually for a one year term. A Chairperson shall be appointed by the Board.

III.    MEETINGS

The Audit Committee will meet at least four times annually and be available to meet more frequently as circumstances dictate. The Audit Committee Chairperson shall meet with the independent auditors and senior management periodically to review the Corporation's financial statements, 10-Q reports and other relevant interim reports before release and/or filing. Incidental to any of these regularly scheduled meetings, the Audit Committee shall meet, if necessary, with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee and each of these groups believe should be discussed privately.

IV.     COMPENSATION

The members of the Audit Committee shall be compensated for participation at Audit Committee meetings as provided by the Board, and shall be reimbursed for expenses incurred in connection with their service on the Audit Committee. No additional fees (other than for service as a director), including consulting and advisory fees, may be paid to members of the Audit Committee which are proscribed by the S-O Act.


V.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

        1. Review and update this Charter periodically, as conditions dictate. Submit the charter to the Board for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (the "SEC") regulations.

        2.      Review and approve the Corporation's Business Conduct policies.

        3. Review the Corporation's annual financial statements and other reports, including the Management's Discussion and Analysis contained in these reports, and financial and related information prior to its release to the public, or in certain circumstances release to governmental bodies, including any certification, report, opinion or review rendered by the independent auditors.

        4. Review with financial management and the independent auditors each quarterly earnings release and 10-Q Quarterly Report, including the Management's Discussion and Analysis contained in such reports, prior to its filing. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

        5. Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

        6. Prepare the minutes of each meeting and distribute them to all members of the Board. The Committee may also provide periodic summary reports to the Board. The permanent file of the minutes of Audit Committee meetings will be maintained by the Secretary of the Corporation.

INDEPENDENT AUDITORS

        7. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the Corporation's outside auditor. This will include the sole authority to hire and fire the outside auditor. The Audit Committee shall review the fees, expenses and performance of the independent auditors.

        8. The Audit Committee shall be responsible for pre-approval of all audit services and non-audit services in accordance with Section 202 of the S-O Act.

        9. The Audit Committee shall review and approve the scope of the annual audit to be performed by the Corporation's independent auditors.

        10. On an annual basis, the Audit Committee shall review and discuss with the independent auditors their independence from management and the corporation and the matters included in the auditors' written disclosures required by the Independence Standards Board Standard No. 1 (ISB 1), including all relationships or services between the independent auditors and the Corporation, and any other relationships that may adversely affect the objectivity of the independent auditors, and to the extent any relationships are identified, recommend action, if appropriate, to the full Board in view of such reviews and discussions

        11. Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

        12. Assure regular rotation of the lead audit partner, as required by Section 203 of the S-O Act.

FINANCIAL REPORTING PROCESS

        13. In consultation with the independent auditors, review the integrity of the Corporation's financial reporting process, both internal and external.

        14. Discuss with the independent auditors the matters required to be communicated under Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES (SAS 61), including, but not limited to, the independent auditors' judgment as to the quality of the Corporation's accounting principles, setting forth significant financial reporting issues, judgments and disclosures in financial statements.

        15. Review and consider major changes to the Corporation's accounting principles and practices as proposed by management or the independent auditors.

        16. The Chairperson of the Audit Committee may represent the entire Committee for purposes of the consultation and review prescribed under this section (Financial Reporting Process).

PROCESS IMPROVEMENT

        17. Request that management report to the Audit Committee and the independent auditors regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

        18. Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements. In cases where any such disagreement cannot be resolved to the mutual satisfaction of management and the outside auditors, the Audit Committee shall have responsibility for making the final determination of the Corporation's position.

        20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

OUTSIDE ADVISORS

        21. The Audit Committee shall have the authority to retain outside advisors, including counsel, without the approval of the full Board, and to approve the compensation of such advisors.

ETHICAL AND LEGAL COMPLIANCE

        22. Review the Corporation's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its Business Conduct policies.

        23. Review management's programs and processes for risk management and protection of the Corporation's assets and business.

        24. Review management's monitoring of the Corporation's compliance with the above programs to ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

        25. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

        26. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

        27. Review with the Corporation's Chief Executive Officer and Chief Financial Officer how they are meeting their obligations under the certification requirements of Section 302 and 906 of the S-O Act.

        28. Review with the Chief Executive Officer and the Chief Financial Officer the Corporation's internal controls and procedures for financial reporting and its disclosure controls and procedures.

        29. The chairperson of the Committee may represent the entire Audit Committee for purposes of the review referred to in paragraphs 22 through 26 of this section (Ethical and Legal Compliance).

        30. Perform any other activities consistent with this Charter, the Corporation's By-Laws and government law, as the Audit Committee or the Board deems necessary or appropriate.

        31. Review and approve all related party transactions of the type contemplated to be disclosed under Item 404 of the SEC's Regulation S-K, other than stock option grants or exercises.

CRITICAL ACCOUNTING POLICIES AND SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES

        32. Request and review report from independent auditors on critical accounting policies and alternative treatments of financial information that have been discussed with management. Members of the Audit Committee should understand the Corporation's critical accounting policies, internal controls, off-balance sheet financing and related party transactions.

        33. Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles.

        34. Discuss with senior management, with respect to each critical accounting estimate included in the Corporation's management, disclosure and analysis (MD&A) associated with its financials, the development and selection of the accounting estimate, and the MD&A disclosure about the estimate.

OPEN COMMUNICATIONS; REPORTS TO THE BOARD

        35. The Audit Committee shall provide an open avenue of communications between and among the independent auditors, the internal auditors, management and the Board. The Audit Committee shall meet in separate executive sessions periodically with the Corporation's independent auditors, internal auditors, Chief Financial Officer and Chief Executive Officer to discuss any matters that the Audit Committee or any of those persons believes should be discussed. The Audit Committee shall report the results of its deliberations and activities to the Board.

COMPLAINT PROCEDURES

        36. The Audit Committee shall establish procedures for the submission of complaints and concerns received by or on behalf of the Corporation regarding accounting, auditing and other financial matters. These procedures must address: (1) the receipt, retention, and treatment of complaints received by the company about accounting, internal accounting controls and auditing matters; and (2) the confidential, anonymous submission of employees concerns about questionable auditing or accounting matters.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

        37. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.

        39. Perform any other activities consistent with this Charter, the Corporation's By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                                                       EXHIBIT B

                       INFORMATION CONCERNING PARTICIPANTS
                 IN THE SOLICITATION OF PROXIES BY BENIHANA INC.

The following table sets forth the names, principal business occupations, business addresses (or home addresses if retired) of those individuals deemed to be participants in this proxy solicitation under the federal securities laws (the "Participants"). The number of shares of Common Stock and Class A Stock of Benihana Inc. (the "Corporation") beneficially owned, directly or indirectly, as of August 11, 2004 is included under "Stock Ownership of Certain Beneficial Owners and Management" of the Corporation's Proxy Statement. Except as described in this Exhibit B or the Proxy Statement, none of the Participants owns any of the Corporations securities of record which they do not own beneficially.

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS

Joel A. Schwartz
President and Chief Executive Officer of the Corporation
c/o Benihana Inc.
8685 Northwest 53rd Terrace
Miami, Florida 33166

Kevin Y. Aoki
Vice President - Marketing of the Corporation
c/o Benihana Inc.
8685 Northwest 53rd Terrace
Miami, Florida 33166

Yoshihiro Sano
President of Pacific Alliance Group
6151 West Century Boulevard
Suite 506
Los Angeles, CA 90045

Taka Yoshimoto
Executive Vice President - Operations of the Corporation
c/o Benihana Inc.
8685 Northwest 53rd Terrace
Miami, Florida 33166

John E. Abdo
Vice Chairman and Chairman of the Executive Committee of BankAtlantic
  Bancorp, Inc.
1750 East Sunrise Boulevard
Ft. Lauderdale, Florida 33304

Norman Becker
Public Accountant
2404 Hollywood Blvd.
Hollywood, FL 33020

Darwin C. Dornbush
Partner of Dornbush Schaeffer Strongin and Weinstein, LLP
747 Third Avenue
New York, New York 10017

Robert B. Sturges
Partner of Continental Hospitality Holdings and Partner of the Miami Heat
  Basketball Organization
9550 Journey's End Road
Coral Gables, FL 33156
Max Pine
Founder of Aries Associates
130 East 67th Street, Unit 11B
New York, NY 10021

Michael R. Burris
Senior Vice President - Finance and Treasurer of the Corporation
c/o Benihana Inc.
8685 Northwest 53rd Terrace
Miami, Florida 33166

Except as described below, no Participant is or was within the past year, a party to a contract, arrangement or understanding with any person with respect to any securities of the Corporation. None of the Participants owns any securities of any subsidiary of the Corporation.

Except for Messrs. Schwartz, Aoki, Yoshimoto and Burris, each of whom have entered into employment agreements with the Corporation, no Participant has any arrangement or understanding with any person: (i) with respect to any future employment by the Corporation or its affiliates or (ii) with respect to any future transactions to which the Corporation or any of its affiliates may be a party. For a description of the material terms of the employment agreements with Messrs. Schwartz, Aoki, Yoshimoto and Burris, see the footnotes to "Executive Compensation" in the Corporation's Proxy Statement.

The following table sets forth all purchases and sales of the Corporations Common Stock and Class A Stock by the Participants during the past two years, and the dates and amounts of such transactions.


BENIHANA INC.
                                                                                              NUMBER     DIRECT OR INDIRECT
    NAME                    DATE                TRANSACTION (1)      TYPE OF SHARES         OF SHARES        OWNERSHIP
Darwin Dornbush          03/11/2002   Purchase                       Class A Common            3,334           Direct
Darwin Dornbush          03/11/2002   Sale                           Class A Common            3,334           Direct
Darwin Dornbush          03/14/2002   Purchase                       Class A Common            7,000           Direct
Darwin Dornbush          03/18/2002   Sale                           Class A Common            7,000           Direct
Darwin Dornbush          08/12/2002   Acquired stock dividend        Class A Common              150           Direct
Darwin Dornbush          10/03/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/03/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/03/2003   Sale                           Class A Common            1,700           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common                3           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common              300           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common              403           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common              200           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common            1,292           Indirect
Darwin Dornbush          10/06/2003   Sale                           Class A Common                2           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common           14,900           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common            1,800           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common              700           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common            1,200           Indirect
Darwin Dornbush          10/07/2003   Sale                           Class A Common                2           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              900           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              800           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            1,600           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              300           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            2,300           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              600           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              200           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            1,500           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              500           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            1,100           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            1,100           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            1,900           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common            3,700           Indirect
Darwin Dornbush          10/08/2003   Sale                           Class A Common                2           Indirect
Darwin Dornbush          10/10/2003   Sale                           Class A Common              100           Indirect
Darwin Dornbush          10/10/2003   Sale                           Class A Common           15,608           Indirect
Darwin Dornbush          01/12/2004   Sale                           Class A Common               95           Indirect
Darwin Dornbush          01/12/2004   Sale                           Class A Common              200           Indirect
Darwin Dornbush          01/12/2004   Sale                           Class A Common            2,618           Indirect
Darwin Dornbush          01/12/2004   Sale                           Class A Common            3,200           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              500           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              301           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              300           Indirect

                                                                                              NUMBER     DIRECT OR INDIRECT
    NAME                    DATE                TRANSACTION (1)      TYPE OF SHARES         OF SHARES        OWNERSHIP
Darwin Dornbush          01/13/2004   Sale                           Class A Common              500           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common            4,875           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common            1,700           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              500           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common            2,900           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              200           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common            1,500           Indirect
Darwin Dornbush          01/13/2004   Sale                           Class A Common              100           Indirect
Darwin Dornbush          01/14/2004   Sale                           Class A Common            1,000           Indirect
Darwin Dornbush          01/14/2004   Sale                           Class A Common           26,900           Indirect
Darwin Dornbush          01/14/2004   Sale                           Class A Common              100           Indirect
Darwin Dornbush          01/14/2004   Sale                           Class A Common              253           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common               65           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common              264           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common              700           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common               88           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common              800           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common            1,000           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common            1,000           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common            2,000           Indirect
Darwin Dornbush          01/15/2004   Sale                           Class A Common            3,200           Indirect
Joel Schwartz            08/12/2002   Acquired stock dividend        Class A Common            4,623           Direct
Joel Schwartz            08/12/2002   Acquired stock dividend        Class A Common                1           Indirect
Joel Schwartz            07/16/2003   Purchase                       Class A Common            1,125           Direct
Joel Schwartz            07/16/2003   Purchase                       Common Stock              2,000           Direct
Joel Schwartz            12/23/2003   Purchase                       Common Stock              5,500           Direct
John Abdo                04/01/2002   Sale                           Class A Common              500           Direct
John Abdo                05/24/2002   Sale                           Class A Common              300           Indirect
John Abdo                05/24/2002   Sale                           Class A Common            1,100           Indirect
John Abdo                05/28/2002   Sale                           Class A Common            8,500           Indirect
John Abdo                06/06/2002   Sale                           Class A Common            1,600           Indirect
John Abdo                06/06/2002   Sale                           Class A Common              531           Indirect
John Abdo                06/06/2002   Sale                           Class A Common            1,000           Indirect
John Abdo                06/06/2002   Sale                           Class A Common            1,000           Indirect
John Abdo                06/06/2002   Sale                           Class A Common            1,500           Indirect
John Abdo                06/07/2002   Sale                           Class A Common            7,500           Indirect
John Abdo                06/13/2002   Sale                           Class A Common            1,564           Indirect
John Abdo                06/14/2002   Sale                           Class A Common            1,005           Indirect
John Abdo                06/17/2002   Sale                           Class A Common            2,000           Indirect
John Abdo                06/24/2002   Sale                           Class A Common            2,500           Indirect
John Abdo                06/25/2002   Sale                           Class A Common          177,000           Indirect
John Abdo                08/12/2002   Acquired stock dividend        Class A Common            1,500           Direct
John Abdo                02/10/2004   Purchase                       Class A Common              375           Indirect
John Abdo                02/10/2004   Purchase                       Common Stock              2,500           Indirect
Kevin Aoki               08/12/2002   Acquired stock dividend        Class A Common          229,825           Indirect
Kevin Aoki               08/12/2002   Acquired stock dividend        Class A Common              127           Direct
Kevin Aoki               08/14/2002   Purchase                       Class A Common              300           Direct
Kevin Aoki               10/03/2003   Sale                           Class A Common              100           Indirect


                                                                                              NUMBER     DIRECT OR INDIRECT
    NAME                    DATE                TRANSACTION (1)      TYPE OF SHARES         OF SHARES        OWNERSHIP
Kevin Aoki               10/03/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/03/2003   Sale                           Class A Common            1,700           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common                3           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common              300           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common              403           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common              200           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common            1,292           Indirect
Kevin Aoki               10/06/2003   Sale                           Class A Common                2           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common           14,900           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common            1,800           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common              700           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common            1,200           Indirect
Kevin Aoki               10/07/2003   Sale                           Class A Common                2           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              900           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              800           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            1,600           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              300           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            2,300           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              600           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              200           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            1,500           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              500           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            1,100           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            2,000           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            1,900           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common            3,700           Indirect
Kevin Aoki               10/08/2003   Sale                           Class A Common                2           Indirect
Kevin Aoki               10/10/2003   Sale                           Class A Common              100           Indirect
Kevin Aoki               10/10/2003   Sale                           Class A Common           15,608           Indirect
Kevin Aoki               01/12/2004   Sale                           Class A Common               95           Indirect
Kevin Aoki               01/12/2004   Sale                           Class A Common              200           Indirect
Kevin Aoki               01/12/2004   Sale                           Class A Common            2,618           Indirect
Kevin Aoki               01/12/2004   Sale                           Class A Common            3,200           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              500           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              301           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              300           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              500           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common            4,875           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common            1,700           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              500           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common            2,900           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              200           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common            1,500           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              100           Indirect


                                                                                              NUMBER     DIRECT OR INDIRECT
    NAME                    DATE                TRANSACTION (1)      TYPE OF SHARES         OF SHARES        OWNERSHIP
Kevin Aoki               01/13/2004   Sale                           Class A Common            1,000           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common           26,900           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              100           Indirect
Kevin Aoki               01/13/2004   Sale                           Class A Common              253           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common               65           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common              264           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common              700           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common               88           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common              800           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common            1,000           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common            1,000           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common            2,000           Indirect
Kevin Aoki               01/15/2004   Sale                           Class A Common            3,200           Indirect
Michael Burris           07/02/2003   Purchase                       Class A Common              150           Indirect
Michael Burris           10/13/2003   Purchase                       Class A Common            2,250           Direct
Michael Burris           02/23/2004   Purchase                       Class A Common            1,500           Direct
Michael Burris           06/02/2004   Sale                           Class A Common            8,411           Direct
Michael Burris           11/19/2002   Purchase                       Common Stock              5,000           Direct
Michael Burris           07/09/2003   Purchase                       Common Stock             10,000           Direct
Michael Burris           02/23/2004   Purchase                       Common Stock             10,000           Direct
Michael Burris           06/01/2004   Sale                           Common Stock              2,000           Direct
Michael Burris           06/02/2004   Sale                           Common Stock              2,800           Direct
Norman Becker            08/12/2002   Acquired stock dividend        Class A Common               75           Indirect
Taka Yoshimoto           04/10/2002   Purchase                       Class A Common           15,000           Direct
Taka Yoshimoto           04/10/2002   Purchase                       Class A Common           20,000           Direct
Taka Yoshimoto           04/10/2002   Purchase                       Class A Common           30,000           Direct
Taka Yoshimoto           04/10/2002   Sale                           Class A Common              600           Direct
Taka Yoshimoto           04/10/2002   Sale                           Class A Common              400           Direct
Taka Yoshimoto           04/10/2002   Sale                           Class A Common              300           Direct
Taka Yoshimoto           04/11/2002   Purchase                       Class A Common           30,000           Direct
Taka Yoshimoto           04/11/2002   Sale                           Class A Common           68,700           Direct
Taka Yoshimoto           08/12/2002   Acquired stock dividend        Class A Common            4,950           Direct
Taka Yoshimoto           07/16/2004   Purchase                       Common Stock              3,000           Direct
Taka Yoshimoto           07/23/2004   Purchase                       Common Stock             11,000           Direct
Taka Yoshimoto           07/28/2004   Purchase                       Common Stock              1,000           Direct
Taka Yoshimoto           07/28/2004   Purchase                       Common Stock              2,500           Direct

(1) None of the Participants borrowed or otherwise obtained funds of acquiring or holding securities of the Corporation.


                                  BENIHANA INC.

                                  Class A Stock

      Proxy - For the Annual Meeting of Stockholders - September 28, 2004.


This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Darwin C. Dornbush, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Class A Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 28, 2004 at 10:00 a.m. at Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178, and any adjournment thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of the nominee of the Board of Directors, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

For each proposal, mark one box / / in blue or black ink.

Election of Class III Directors

                                                 WITHHOLD
                                                AUTHORITY
                                             to vote for the
                        FOR the nominee      director listed
                         listed at left          at left
Joel A. Schwartz              / /                  / /


Ratification of Deloitte & Touche LLP as Independent Accountants.

         FOR             AGAINST             ABSTAIN

         / /               / /                 / /

Please sign here exactly as your name(s) appear(s) on this Proxy.



---------------------------------------------------
(Signature)


----------------------------------------------------
(Signature)
                       Dated:  ___________, 2004

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.

                                  BENIHANA INC.

                                  Common Stock

      Proxy - For the Annual Meeting of Stockholders - September 28, 2004.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Darwin C. Dornbush, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on September 28, 2004 at 10:00 a.m. at Doral Golf Resort and Spa, 4400 N.W. 87th Avenue, Miami, Florida 33178, and any adjournments thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of the nominees of the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

For each proposal, mark one box / / in blue or black ink.

                                         FOR each of the          WITHHOLD
Election of Class III Directors.        nominees listed at       AUTHORITY
                                        left (except as       to vote for the
Yoshihiro Sano                           marked to the        director listed
Kevin Y. Aoki                            contrary below           at left
                                              / /                    / /

(Instruction: To withhold authority
to vote for any individual nominee,
write that nominne's name in the
space provided below.)

---------------------------------

Ratification of Deloitte & Touche LLP as Independent Accountants.

         FOR             AGAINST             ABSTAIN

         / /               / /                 / /

Please sign here exactly as your name(s) appear(s) on this Proxy.



---------------------------------------------------
(Signature)


----------------------------------------------------
(Signature)
                       Dated:  ___________, 2004

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.